UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2021
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
2.500% Senior Notes Due 2022	PEP22a	The Nasdaq Stock Market LLC
0.250% Senior Notes Due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28a	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes Due 2032	PEP32	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes Due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
PepsiCo, Inc. (“PepsiCo”) held its 2021 Annual Meeting of Shareholders on May 5, 2021. For more information on the following proposals, see PepsiCo’s proxy statement for the 2021 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 24, 2021. Below are the final voting results.

(1) The following 13 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Segun Agbaje	994,484,834	6,894,111	2,898,599	181,035,574
Shona L. Brown	962,283,049	39,519,418	2,475,077	181,035,574
Cesar Conde	991,537,673	9,972,721	2,767,150	181,035,574
Ian Cook	953,912,965	47,105,638	3,258,941	181,035,574
Dina Dublon	953,958,761	47,464,074	2,854,709	181,035,574
Michelle Gass	996,939,574	4,756,602	2,581,368	181,035,574
Ramon L. Laguarta	918,116,237	78,044,946	8,116,361	181,035,574
Dave Lewis	995,383,007	6,058,832	2,835,705	181,035,574
David C. Page, MD	991,996,905	9,642,445	2,638,194	181,035,574
Robert C. Pohlad	986,128,233	15,518,854	2,630,457	181,035,574
Daniel Vasella, MD	906,137,860	88,576,427	9,563,257	181,035,574
Darren Walker	985,472,756	16,046,376	2,758,412	181,035,574
Alberto Weisser	987,632,110	13,652,332	2,993,102	181,035,574

(2) The shareholders ratified the appointment of KPMG LLP as the independent registered public accounting firm for PepsiCo for fiscal year 2021:

For	1,114,055,256
Against	68,896,747
Abstain	2,361,115

(3) The shareholders approved, on an advisory basis, PepsiCo’s executive compensation:

For	911,663,062
Against	81,493,937
Abstain	11,120,545
Broker Non-Votes	181,035,574

(4) The shareholder proposal regarding the special shareholder meeting vote threshold was defeated:

For	439,222,002
Against	558,572,105
Abstain	6,483,437
Broker Non-Votes	181,035,574

(5) The shareholder proposal regarding a report on sugar and public health was defeated:

For	132,154,422
Against	839,641,010
Abstain	32,482,112
Broker Non-Votes	181,035,574

(6) The shareholder proposal regarding a report on external public health costs was defeated:

For	118,560,357
Against	854,316,564
Abstain	31,400,623
Broker Non-Votes	181,035,574

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: May 7, 2021	By:	/s/ Cynthia A. Nastanski
	Name:	Cynthia A. Nastanski
	Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary